J.P. Morgan Series Trust
Supplement dated May 18, 1999, to the following Prospectus:

J.P. Morgan Institutional Large Cap Growth Fund, dated December 31, 1998

The following replaces the "Portfolio Management" section on page 1 of the prospectus:

     The portfolio management team is led by Nadav Peles, vice president, who has been at J.P. Morgan since 1994 as a capital markets researcher, and Kathleen Tait, CFA, vice president, who has been with J.P. Morgan since 1992 and has held positions in large cap growth equity portfolio management, new business development and defined contribution.